The First Australia
   Fund, Inc.
------------------------------------------------------------
-------
   Annual Report
   October 31, 1996

                      Highlights
      -------------------------------------------

  - The Fund's total investment return based on share price was 17.8% over the twelve months ended October 31, 1996 (assuming reinvestment of dividends and distributions).

  - The Fund's total investment return based on NAV was 15.6% over the twelve months ended October 31, 1996 (assuming reinvestment of dividends and distributions).

  - Australian corporations expect to see earnings turnaround from a cyclical low in December 1996.

                             LETTER TO SHAREHOLDERS

December 13, 1996
Dear Shareholder,
   We are pleased to present the report for The First
Australia Fund, Inc. for
the year ended October 31, 1996, prepared by the Investment
Manager, EquitiLink
International Management Limited. An overview of the
Australian economy and
financial markets is also included.

   The Australian stock market performed strongly over the past year, with
Australian share prices rising to record levels in October. The strongest gains during the October quarter were achieved by the industrial sector. Despite continued earnings disappointment, the sharp decline in bond yields provided positive valuation effects for industrial shares. Resources stocks lagged the overall index, reflecting weaker commodity price sentiment. The environment in
Australia is conducive to equities. Moderate growth and low inflation should coincide with an expected turnaround in the corporate profits cycle from a cyclical low in December 1996.

   Over the twelve months to the end of October, the Australian dollar appreciated by 4.2% against the U.S. dollar. The Australian dollar recovered strongly early in the October quarter, following the weakness associated with the July interest rate cut. For the remainder of the quarter, the dollar traded above US$0.79, remaining firm despite less positive commodity price sentiment and growing expectations of a further rate cut. However, continued relatively low current account deficits and low inflation data were supporting factors.
Looking ahead, any improvement in international growth and commodity price sentiment should further support the dollar.

   In the three months to October 31, 1996, the Net Asset
Value (NAV) of the
Fund increased by 9.2%, assuming reinvestment of dividends and distributions.
Over the twelve months to October 31, 1996, it has increased by 15.6% again assuming reinvestment of dividends and distributions. The Fund's share price return was 5.8% over the past three months and 17.8% over the past twelve months, assuming reinvestment of dividends and distributions.

   On December 10, 1996, the Board of Directors declared a final dividend of
US11.9 cents per share and a capital gains distribution of US14.6 cents per share, bringing the total for the calendar year to US41.5 cents per share.

Dividend Reinvestment and Cash Purchase Plan

   We invite you to consider joining the shareholders who currently participate in the Fund's Dividend Reinvestment and Cash Purchase Plan, which offers a number of features. Most importantly, the Plan allows shareholders to automatically reinvest their dividends in shares of the Fund's common stock. If the market price equals or exceeds the NAV on the payment date, participants in the Plan will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the NAV on the payment date, participants will receive shares purchased at market price.

   Other advantages of participation in the Plan include:
      - Lower costs--You will build holdings in the Fund automatically, at reduced or no brokerage cost.
      - Convenience--You will receive a detailed account statement from State
        Street Bank, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan
Agent for you.

      - Safety--As long as you participate in the Plan, State Street Bank, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

The Plan now also provides shareholders, who own shares in their own name, with the option of making additional cash investments in the Fund, in any amount over
US$100, on a monthly basis. For each additional investment, participants pay only a service fee of US75 cents and a pro-rata share of brokerage commissions on all open market purchases. As the Plan Agent purchases the Fund's shares for all participants in blocks, this normally results in lower commission payments for each individual.

To Request Your Information Brochure About the Plan

   A brochure containing information and an authorization form can be obtained by contacting State Street Bank and Trust Company, PO Box
8200, Boston, MA
02266-8200, or by telephone at 1-800-451-6788.

   If you wish to participate and your shares are held in your own name, simply complete and mail the enrollment form in the back of the brochure or call State
Street Bank and Trust Company at the toll-free number and enroll by telephone.
If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.

Toll Free Information

   Information on The First Australia Fund, Inc. is available on a recorded message from a toll-free number in the United States. The message includes weekly updates of share price, NAV, and details of recent distributions and announcements by the Directors. The number is 1-800-323-9995 and is toll-free for calls made from within the United States.


Yours sincerely,

Laurence S. Freedman                               Brian M.
Sherman
Chairman                                           President

                        REPORT BY THE INVESTMENT MANAGER
NAV Performance

   The Fund's Net Asset Value (NAV) increased by 9.2% over the three months ended October 31, 1996, assuming reinvestment of dividends and distributions.
The net change in the Fund's NAV over the past twelve months was an increase of
15.6%, again assuming reinvestment of dividends and distributions.

Share Price Performance

   In share price terms, the Fund returned 5.8% over the three month period and produced a net gain of 17.8% over the past twelve months, assuming reinvestment of dividends and distributions.

Quality of the Portfolio

   The quality of the portfolio has been strengthened, with 67% of the Fund by value included in the Australian Stock Exchange's Top 100. The remaining stocks represent a selection of smaller growth and value companies. Increasingly these companies are attracting the attention of both corporate and institutional investors. The Fund's strategy focuses on identifying value in individual stocks rather than on market sectors.

Dividends and Distributions

   The Board of Directors on December 10, 1996, declared a final dividend and distribution of US26.5 cents per share, consisting of US3.5 cents per share paid out of short-term capital gains, US11.1 cents paid out of long-term capital gains and US11.9 cents per share paid out of net investment income. This follows a semi-annual distribution of US15.0 cents per share, composed of US7.7 cents per share in net investment income and US7.3 cents per share of short-term capital gains paid in July 1996. This brings total dividends and distributions to US41.5 cents per share for the calendar year.

Portfolio Composition

   The following chart and table summarize the composition of the Fund's portfolio, expressed as a percentage of net assets. The Fund's overweighting to resources was reduced in the October quarter to 33.6% of net assets relative to the 30% weighting of resource stocks in the Australian Stock Exchange's All
Ordinaries Index.
                                [CHART TO COME]

Selected Equity Holdings

   The following notes highlight the Fund's top ten holdings at October 31,
1996.

Broken Hill Proprietary Company Limited (BHP)           7.2%
of total net assets

   BHP is Australia's largest corporation and one of the world's largest resource companies. It has high quality assets, financial strength and growth potential from both existing and new projects. Group sales amount to A$20 billion from three main operating divisions: steel, petroleum and minerals. BHP has a number of new projects which are likely to contribute to strong growth in the latter part of this decade. The recent acquisition of Magma Copper has increased the mineral division's exposure to copper. The company provides excellent leverage to Asia-Pacific economic activity through BHP's extensive exports to, and operations within, the region.

Westpac Banking Corp.                                   5.4%
of total net assets

   Westpac is Australia's second largest bank after National Australia Bank in terms of market capitalization. The bank holds some 17% of all Australian banking assets and 18% of housing loans in Australia. Westpac reorganized its operating structures over the last three years and has concentrated its activities within Australian retail banking. The acquisition of Challenge Bank is expected to increase earnings per share by around 5%. In April 1996 Westpac acquired the Trust Bank of New Zealand for A$1.1 billion.

News Corporation Limited                                4.4%
of total net assets

   News Corporation is the most geographically diverse media/entertainment group in the world. News has assembled a vast array of software production and rights in sport and television, superimposed on a rapidly expanding distribution network. News is working towards a worldwide joint venture to develop seamless network infrastructures covering telephony, information and entertainment services. Globalization of the News network continues with the negotiations for
AskyB.

National Australia Bank Limited (NAB)                   4.4%
of total net assets

   NAB is Australia's largest bank, as measured by both total assets and profits. It combines superior management, balance sheet strength and a cost of funds advantage. NAB's offshore operations in New Zealand and the United Kingdom should provide solid future profit growth. The Bank's acquisition of Michigan
National Bank has provided further strategic diversification through entry into the US market.

Western Mining Corporation Holdings Limited             3.6%
of total net assets

   Western Mining Corporation is a world class diversified mining company with interests in nickel, alumina, aluminium, copper, uranium, gold, oil and gas. The company is currently in its most significant expansion phase since the late
1960s. Capital expenditure on planned and potential developments through to 2000 totals A$5 billion.

Southcorp Holdings Limited                              3.3%
of total net assets

   Southcorp is a diversified industrial company with businesses in packaging, appliances and wine. The packaging group covers metal, paper and plastic containers for the food, drink and industrial markets. The appliance group is the Australian market leader in water heaters and holds substantial market shares in dishwashers, stoves and ranges. The wine group is benefiting from rapidly growing exports of bottled wines to Europe and North America. Southcorp is Australia's largest wine producer and exporter with 30% market share of the domestic market.

Advance Bank Limited                                    2.9%
of total net assets

   Advance Bank provides regional retail and commercial banking and funds management services. Branches are predominantly located in New South Wales and
South Australia following the 1995 takeover of the State
Bank of South
Australia. Retail banking represents approximately 70% of the loan book with commercial representing 30%. Advance Bank is currently under merger negotiations with St George Bank.

Lend Lease Corporation Limited                          2.7%
of total net assets

   Lend Lease Corporation is an integrated property and financial services business with sales of a A$1.3 billion. It's major business investments include
MLC, a shareholding in the Westpac Banking Corporation, and control of listed property trust, General Property Trust. Major property investments/projects currently undertaken include the Bluewater Shopping Centre
(UK) and the Darling
Park Stage 2 Project in Sydney. The Westpac dividend stream
(locked in until the
year 2000) is currently underpinning Lend Lease's reported profits and dividend yield.

Norvet Limited                                          2.5%
of total net assets

   Norvet is an Australian biotechnology company which has developed a range of natural therapeutic medicines targeting the prevention of dietary-related
``Western Diseases''. The commercialization of the Company's product range is supported by marketing and distribution alliances with a number of leading international pharmaceutical companies. Its first major product, to treat menopausal syndrome, will be launched worldwide in December 1996. Norvet has the capacity to launch five products in 1997 and a further eight products are targeted for market release in 1998.

Australia and New Zealand Banking Group Limited (ANZ)   2.5%
of total net assets

   ANZ Banking Group is Australia's fourth largest bank by market capitalization, with principal activities in general banking, mortgage and installment lending and related financial services. Since acquiring Grindlay's
Bank in 1984, ANZ has developed a presence in over 45 countries, with international operations contributing some 40% of group assets. The bank is likely to participate in any major bank consolidation that may emerge from the
Wallis inquiry into the Australian banking sector.


                      REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS

Economy

   Recent Australian economic indicators have been weak, despite GDP growth of
4.5% in the year to the June quarter. While economic growth could remain subdued in the near term, a number of factors should help to lift the economy on a 12 month horizon, including a firmer international economy, the recovering housing sector and stronger business investment. Australia's underlying inflation has fallen to a 2.4% annual rate and the headline inflation rate, currently 2.1%, will fall further because of lower mortgage interest rates. The Reserve Bank of
Australia has cut official interest rates by 1.5% in recent months, reflecting more positive inflation prospects and continued high unemployment.

Stock Market

   Australian share prices rose to record highs in October, with supportive valuation effects from the sharp decline in bond yields. The All Ordinaries
Accumulation Index rose 18.2% over the twelve months to October 31 and by 9.34% over the past quarter. Despite continued earnings disappointment, reflecting the slower pace of demand, the industrial sector performed strongly, with the All
Industrials Accumulation Index up 23.5% over the year to October 31. Resource stocks lagged the overall index, reflecting weaker commodity price sentiment.
The All Resources Accumulation Index rose a more modest 7.7% over the year to
October 31.

   Over the next twelve months the Australian equity market is expected to perform well. Industrial stocks will be helped by an expected recovery in domestic earnings and from firmer Australian economic growth. Lower long term bond yields will continue to support market valuations.
Resource companies will
benefit from any pick-up in the global economy and the associated improvement in the commodity price outlook.

Currency

   Over the twelve months to the end of October, the Australian dollar appreciated by 4.2% against the U.S. dollar. In the quarter ended October 31, the Australian dollar appreciated by 2.6% against the U.S. dollar, despite less positive commodity price sentiment and growing expectations of a further official interest rate cut. However, continued relatively low current account deficits, attractive interest rate differentials and low inflation data were supporting factors. Looking ahead, any improvement in international growth and commodity price sentiment should further support the dollar. On the date of this letter, the Australian dollar was trading at US$.7917.

                                     EquitiLink
International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
October 31, 1996

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--90.9%
               Common And Preferred Stocks
                 And Equivalents--90.9%
               Diversified Industries--15.1%
  2,982,600    Circadian Technologies
                 Limited*(D)...............  $  3,405,713
  4,000,000    Citistate Corporation
                 Limited*..................       999,128
    550,000    CSR Limited.................     1,849,179
  8,610,292    Hydromet Corporation
                 Limited(D)................     2,048,281
    301,129    Lend Lease Corporation
                 Limited(D)(D).............     5,107,564
  1,432,330    Polartechnics Limited*(D)...     3,225,610
  1,995,964    Southcorp Holdings
                 Limited...................     6,077,632
  3,048,900    Southern Group Limited(D)...     1,281,355
  2,948,900#   Southern Group Limited *
                 Call options expiring June
                 '99 @ A$0.50..............       455,980
    760,000    Tabcorp Holdings Limited....     3,585,759
                                             ------------
                                               28,036,201
                                             ------------
               Resources And Mining--33.6%
  5,677,674    Amalg Resources NL*(D)......     2,161,037
  1,012,873    Broken Hill Proprietary
                 Company Limited(D)(D).....    13,453,035
    343,000    Comalco Limited.............     1,784,220
    266,066    Delta Gold NL*..............       506,350
  2,754,652    Discovery Petroleum NL*.....     1,747,460
  9,631,000    Dome Resources NL*(D).......     2,405,650
  6,617,027    Equatorial Mining NL*.......       839,524
    450,000    Leighton Holdings
                 Limited(D)(D).............     2,051,780
  1,356,926    Niugini Mining Limited......     3,604,553
  1,206,235    North Limited...............     3,433,815
  1,348,984    Oil Search Limited..........     2,032,408
  4,020,000    Pacific Island Gold NL......       956,308
  9,937,800    Pact Resources NL*..........     1,103,237
  2,452,000    Pasminco Limited............     3,810,895
    500,000#   Resolute Samantha Limited*
                 Call options expiring Nov.
                 '96 @ A$3.25..............         3,964
  1,456,994    Ross Mining NL(D)(D)........     1,444,170
  1,065,762    Samantha Gold NL............     2,163,469
    760,800    Santos Limited(D)(D)........     3,040,546
  2,907,395    Savage Resources Limited....     2,881,805
  1,008,131#   Savage Resources Limited*
                 Call options expiring Nov.
                 '98 @ A$1.25..............       255,810

  4,650,000    Striker Resources NL(D).....  $    553,089
  4,475,000#   Striker Resources NL*
                 Call options expiring June
                 '97 @ A$0.20..............       110,003
  1,011,000    Ticor Limited*..............       865,816
  1,054,127    Western Mining Corporation
                 Holdings Limited*.........     6,628,520
  2,021,185    Wiluna Mines Limited*.......     1,330,254
    462,750    Woodside Petroleum
                 Limited...................     3,265,780
    100,000#   Woodside Petroleum Limited*
                 Put options expiring Dec.
                 '96 @ A$8.00..............         1,586
                                             ------------
                                               62,435,084
                                             ------------
               Services--42.2%
  1,000,000    Advance Bank Limited........     5,376,259
    546,720    Ausmelt Limited*(D).........     1,235,550
    781,818    Australia & New Zealand
                 Banking Group
                 Limited(D)(D).............     4,569,026
    500,000#   Australia & New Zealand
                 Banking Group Limited*
                 Call options expiring Nov
                 '96 @ A$7.25..............       114,979
    290,226    Bank of Melbourne
                 Limited(D)(D).............     2,002,193
  2,497,224    Bank of Western
                 Australia(D)(D)...........     4,633,656
    211,188    Brambles Industries
                 Limited...................     3,499,984
  2,602,810    Corporation Express
                 Australia.................     2,373,508
  1,311,100    Crown Limited*(D)(D)........     2,848,635
    480,303    Howard Smith Limited........     3,770,518
    670,000    Mayne Nickless Ltd..........     4,452,145
    750,775    National Australia Bank
                 Limited(D)(D).............     8,245,368
  2,365,000    National Mutual Holdings....     3,375,624
    900,656    News Corporation Limited....     5,127,833
    713,324    News Corporation Limited
                 Voting Preferred Stock....     3,139,282
  1,763,000    Norvet Limited*(D)..........     3,313,227
    881,500#   Norvet Limited*(D)
                 Call options expiring Dec.
                 '98 @ A$0.50..............     1,384,006
    719,910    QBE Insurance Group
                 Limited...................     3,813,337
  6,818,084    Spectrum Network Systems
                 Limited(D)................     3,297,939
    830,000#   Spectrum Network Systems
                 Limited*
                 Call options expiring June
                 '98 @ A$0.20..............       230,354
  1,697,924    Tourism Asset Holdings
                 Limited*..................     1,467,558
  1,760,000    Westpac Bank Corp.(D)(D)....    10,048,370
                                             ------------
                                               78,319,351
                                             ------------

                                          See Notes to
Financial Statements.
                                       7

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               Total common and preferred stocks
                 and equivalents
               (cost $149,415,121).........  $168,790,636
                                             ------------
 Principal
  Amount
   (000)       SHORT-TERM INVESTMENTS--7.4%
-----------
               Demand Deposit--7.1%
A$   16,718    BNP Bank Demand Deposit
                 (cost $13,238,201)........    13,256,880
               Repurchase Agreement--0.3%
US$     549    Repurchase Agreement, State
                 Street Bank & Trust
                 Company 5.50% dated
                 10/31/96, due 11/1/96 in
                 the amount of $549,084
                 (cost $549,000;
                 collateralized by $480,000
                 U.S. Treasury bill, due
                 8/15/19; value including
                 accrued
                 interest--US$565,185).....       549,000
                                             ------------
               Total short-term investments
                 (cost $13,787,201)........    13,805,880
                                             ------------
               Total Investments Before
                 Outstanding Options
                 Written--98.3%
                 (cost $163,202,322; Note
                 3)........................   182,596,516
               OUTSTANDING CALL OPTIONS
 Contracts     WRITTEN*--(0.1%)
-----------
        250    Westpac Bank Corp
                 Expiring November '96
                 @ A$6.75
                 (premiums received
                 US$42,729)................       (88,217)
                                             ------------
               Total Investments, Net of
                 Outstanding Options
                 Written--98.2%............   182,508,299
               Other assets in excess of
                 liabilities--1.8%.........     3,247,804
                                             ------------
               Net Assets--100%............  $185,756,103
                                             ------------
                                             ------------

------------------
     # Expressed in number of shares into which position
       can be exercised or converted.
     * Non-income producing security.
   (D) Investment in affiliated company. Fund owns 5% or more of the outstanding stock of issuer. In the year ended October 31, 1996, the Fund earned
       $136,955 of income and $499,038 of net realized gains on investments in affiliated companies.
(D)(D) Portion of securities on loan; see Note 3.

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------

Assets
Investments, at value (cost
  $163,202,322)........................   $182,596,516
Foreign currency, at value (cost
  $79,579).............................         79,837
Cash...................................            511
Collateral for securities loaned, at
  value................................     57,129,048
Receivable for investments sold........      6,562,659
Dividends and interest receivable......        874,568
Other assets...........................         28,516
                                          ------------
    Total assets.......................    247,271,655
                                          ------------
Liabilities
Payable upon return of securities
  loaned...............................     57,129,048
Payable for investments purchased......      3,869,868
Accrued expenses and other
  liabilities..........................        298,977
Investment management fee payable......        122,351
Outstanding call options written, at
  value (premiums received $42,729)....         88,217
Administration fee payable.............          7,091
                                          ------------
    Total liabilities..................     61,515,552
                                          ------------
Net Assets                                $185,756,103
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    169,143
  Paid-in capital in excess of par.....    150,798,529
                                          ------------
                                           150,967,672
  Undistributed net investment
  income...............................      1,540,677
  Accumulated net realized gains on
  investments..........................      2,336,915
  Net unrealized appreciation on
  investments..........................     12,802,281
  Accumulated net realized and
    unrealized foreign exchange
    gains..............................     18,108,558
                                          ------------
  Net assets...........................   $185,756,103
                                          ------------
                                          ------------
Net asset value per share:
  ($185,756,103 / 16,914,278 shares of
  common stock issued and
  outstanding).........................         $10.98
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       8

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Year ended October 31, 1996
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $143,435)..................   $ 5,074,748
  Interest..............................       721,413
  Income from securities loaned.........        52,814
                                           -----------
    Total income........................     5,848,975
                                           -----------
Expenses
  Investment management fee.............     1,558,325
  Custodian's fees and expenses.........       290,000
  Shareholder relations and
  communications........................       220,000
  Independent accountant's fees and
  expenses..............................       113,000
  Directors' fees and expenses..........       113,000
  Administration fee....................        89,763
  Legal fees and expenses...............        70,000
  Transfer agent's fees and expenses....        38,000
  Insurance expense.....................         9,000
  Miscellaneous.........................        26,963
                                           -----------
  Total operating expenses..............     2,528,051
                                           -----------
Net investment income...................     3,320,924
                                           -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain on investment
  transactions..........................     3,410,710
Net realized loss on written option
  transactions..........................       (64,671)
Net change in unrealized appreciation on
  investments...........................    10,749,386
Net change in unrealized depreciation on
  written options.......................       (45,488)
                                           -----------
Net gain on investments.................    14,049,937
                                           -----------
Net increase in net assets resulting
  from operations before net foreign
  exchange gains........................    17,370,861
Net realized and unrealized foreign
  exchange gains........................     6,975,063
                                           -----------
Net Increase In Net Assets
Resulting From Operations...............   $24,345,924
                                           -----------
                                           -----------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
----------------------------------------------------------

                                Year ended October 31,
Increase (Decrease)          ----------------------------
in Net Assets                    1996            1995
                             ------------    ------------
Operations
  Net investment income...   $  3,320,924    $  3,634,680
  Net realized gain on
    investments and
    written options
    transactions..........      3,346,039       2,711,476
  Net change in unrealized
    appreciation on
    investments and
    written options.......     10,703,898     (18,736,546)
                             ------------    ------------
  Net increase (decrease)
    in net assets resulting
    from operations before
    net foreign exchange
    gains.................     17,370,861     (12,390,390)
  Net realized and
    unrealized foreign
    exchange gains........      6,975,063       4,859,840
                             ------------    ------------
  Net increase (decrease)
    in net assets resulting
    from operations.......     24,345,924      (7,530,550)
Dividends to shareholders
  from net investment
  income..................     (3,864,129)     (3,646,284)
Distributions to
  shareholders from net
  realized capital gains..     (4,432,685)    (14,893,100)
Net proceeds from rights
  offering of Fund
  shares..................             --         220,812
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................      1,596,281       7,107,913
                             ------------    ------------
Total increase
  (decrease)..............     17,645,391     (18,741,209)
Net Assets
Beginning of year.........    168,110,712     186,851,921
                             ------------    ------------
End of year...............   $185,756,103    $168,110,712
                             ------------    ------------
                             ------------    ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       9

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
----------------------------------------------------------
   The First Australia Fund, Inc. (the ``Fund'') was incorporated in Maryland on
September 30, 1985 as a closed-end, diversified investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on
Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on
Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's
Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting
policies
                              followed by the Fund in the
preparation of its
financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the
United States dollar as both the functional and reporting currency.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of
Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the
Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar (``A$'') amounts are translated into United States dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal year;

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end.
Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

   Net realized and unrealized foreign exchange gains of $6,975,063 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at
October 31, 1996 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the
U.S. dollar.

   The exchange rate for the Australian dollar at October
31, 1996 was US$.7930
to A$1.00.

Options: The Fund may either purchase or write options in
order to hedge against
adverse market movements with respect to securities which
the Fund currently
owns or intends to purchase. When the Fund purchases an
option, it pays a
premium and an amount equal to that premium is recorded as
an investment. When
the Fund writes an option, it receives a premium and an
amount equal to that
premium is recorded as
                                       10
a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the
Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain
(loss) on written
option transactions.

   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
(put). As a result, the
Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: It is the Fund's current policy to pay dividends semi-annually from accumulated net investment income. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.

Taxes: For federal income and excise tax purposes, substantially all of the
Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the
Fund's policy to continue to meet the requirements of the United States Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia imposes a withholding tax of
15% on certain dividends and 10% on certain interest.

Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA
Statement of Position
93-2: Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies.
During the year ended October 31, 1996, the Fund increased undistributed net investment income by $400,815, decreased accumulated net realized gains on investments by $16,636 and decreased accumulated realized and unrealized foreign exchange gains by $384,179. Net investment income, net realized gains and net assets were not affected by this change.


Note 2. Agreements            The Fund has agreements
                              with EquitiLink International
Management Limited
(the ``Investment Manager''), EquitiLink Australia Limited
(the ``Investment
Adviser''), The Prudential Insurance Company of America (the ``Consultant''), and Prudential Mutual Fund Management, Inc. (the ``Administrator''). The
Investment Manager and the Investment Adviser are affiliated companies; the
Administrator is an indirect wholly-owned subsidiary of the Consultant.

   The Investment Manager makes investment decisions on
behalf of the Fund on
the basis of recommendations and information furnished to it by the Investment
Adviser and the Consultant, including the selection of and
the placement of
orders with brokers and dealers to execute portfolio
transactions on behalf of
the Fund.
                                       11

   The Investment Manager pays fees to the Investment
Adviser and the Consultant
for their services rendered. The Investment Manager informed the Fund that it paid $393,134 to the Investment Adviser and $35,184 to the Consultant during the fiscal year ended October 31, 1996.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates:
1.10% of the Fund's
average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
the year ended October
31, 1996 aggregated $226,534,043 and $223,247,779,
respectively.

   Transactions in options written during the year ended
October 31, 1996 were
as follows:

                                      Number of   Premiums
                                      Contracts   Received
                                      ---------   ---------
Options written.....................      4,297   $ 699,729
Options terminated in closing
  purchase transactions.............     (3,556)   (536,688)
Options exercised...................       (288)    (82,300)
Options expired.....................       (203)    (38,012)
                                      ---------   ---------
Options outstanding at October 31,
  1996..............................        250   $  42,729
                                      ---------   ---------
                                      ---------   ---------

   As of October 31, 1996, the Fund had securities on loan with an aggregate market value of $53,270,542. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $57,129,048.

   The United States federal income tax basis of the Fund's investments at
October 31, 1996 was $169,750,606 and accordingly, net unrealized appreciation for United States federal income tax purposes was $12,845,910 (gross unrealized appreciation--$22,679,544; gross unrealized depreciation--
$9,833,634).

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock
authorized. Of the
16,914,278 shares issued and outstanding at October 31, 1996, the Investment
Manager owned 39,104 shares. During the fiscal years ended
October 31, 1996 and
1995 the Fund issued 171,122 and 848,706 shares in connection with cash dividends paid in stock, respectively.


Note 5. Transactions          During the fiscal year ended
with Affiliates               October 31, 1996, Prudential
                              Securities Incorporated, an
affiliate of the
Administrator, earned approximately $20,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.


Note 6. Dividend              On December 10, 1996 the
and Distribution              Board of Directors of the Fund
                              declared a dividend of $.119
per share from net
investment income and a distribution of $.146 per share from capital gains payable on January 17, 1997 and January 31, 1997, respectively, to shareholders of record on December 31, 1996.

------------------------------------------------------------
--------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
------------------------------------------------------------
--------------------

Years ended October 31,

-----------------------------------------------------------

1996         1995         1994         1993        1992

--------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................
$  10.04     $  11.76     $  11.37     $   8.46     $ 11.03

--------     --------     --------     --------     -------
Net investment income...................................
0.20         0.22         0.14         0.15        0.19
Net realized and unrealized gain (loss) on investments
  and foreign currencies................................
1.25        (0.71)        1.84         4.09       (2.50)

--------     --------     --------     --------     -------
  Total from investment operations......................
1.45        (0.49)        1.98         4.24       (2.31)

--------     --------     --------     --------     -------
Dividends from net investment income....................
(0.23)        (.22)       (0.10)       (0.16)      (0.26)
Distributions from net capital and currency gains.......
(0.26)       (0.94)       (0.11)          --          --

--------     --------     --------     --------     -------
  Total dividends and distributions.....................
(0.49)       (1.16)       (0.21)       (0.16)      (0.26)

--------     --------     --------     --------     -------
Capital reduction with respect to issuance of Fund
  shares................................................
(0.02)        (.07)       (1.38)       (1.17)         --

--------     --------     --------     --------     -------
Net asset value, end of year............................
$  10.98     $  10.04     $  11.76     $  11.37     $  8.46

--------     --------     --------     --------     -------

--------     --------     --------     --------     -------
Market price per share, end of year.....................
$  9.125     $   8.19     $  10.13     $  10.38     $  7.75

--------     --------     --------     --------     -------

--------     --------     --------     --------     -------
TOTAL INVESTMENT RETURN BASED ON#:
Market value............................................
17.76%       (7.84)%      (0.56)%      36.39%     (18.24)%
Net asset value.........................................
15.55%       (2.70)%       5.39%       36.93%     (21.11)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.................
1.41%        1.50%        1.45%        1.87%       1.90%
Ratio of net investment income to average net assets....
1.86%        2.24%        1.42%        1.50%       1.86%
Portfolio turnover rate.................................
133%          45%          46%         108%         39%
Net assets, end of year (000 omitted)...................
$185,756     $168,111     $186,852     $111,230     $50,946
Average net assets (000 omitted)........................
$178,756     $162,228     $149,801     $ 67,341     $61,645
Average commission rate per share.......................
$ 0.0074          N/A          N/A          N/A         N/A

---------------
     # Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the
       Fund's shares.

See Notes to Financial Statements.
                                       13

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Fund, Inc. (the
``Fund'') at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as
``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at October
31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
December 10, 1996
                                       14

                            FEDERAL TAX INFORMATION:
                           DIVIDENDS AND DISTRIBUTIONS

   As required by Internal Revenue Code regulations, we are to advise you within
60 days of the Fund's fiscal year end (October 31, 1996) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1996, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.
The following table allocates the dividends and distributions paid by their sources:


Net

Foreign       Dividends and
                                                      Gross
Taxes        Distributions
                                                      Amount
Paid             Paid
                                                      ------
-------      ---------------
Australia         --dividends                         $.206
$ .005           $  .201
                  --interest                           .028
 .001              .027
New Zealand       --dividends                          .001
--              .001
United States     --interest                           .001
--              .001
                  --long-term capital gains            .191
--              .191
                  --short-term capital gains           .073
--              .073
                                                      ------
-------          -------
                                                      $.500
$ .006           $  .494
                                                      ------
-------          -------
                                                      ------
-------          -------

   Although the Fund has made the election required to make this credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

   In January 1997 shareholders will receive Form 1099-DIV,
or substitute
1099-DIV, which will reflect the amount of dividends and
distributions and
foreign taxes to be used by calendar year taxpayers on their
1996 federal income
tax returns.
                                       15

                                OTHER INFORMATION

   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in
Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan
(the Plan). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the
Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent,
State Street Bank & Trust Company, P.O. Box 8200, Boston, MA
02266-8200.

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
Richard H. McCoy
Neville J. Miles
William J. Potter
John T. Sheehy
Brian M. Sherman

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

------------------------------------------------------------
-------
------------------------------------------------------------
-------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Consultant
            The Prudential Insurance Company of America
            Prudential Plaza
            Newark, New Jersey 07101

            Administrator
            Prudential Mutual Fund Management, LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street, N.W.
            Washington, D.C. 20005
            Freehill, Hollingdale and Page
            19-29 Martin Place
            Sydney, NSW 2000, Australia
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                 for information call toll-free (800) 362-
3277
                             collect (201) 367-7403
                  or for information regarding net asset
value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the
      American Stock Exchange and on the Pacific Stock
Exchange under the
      symbol ``IAF''. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value
      and share price, or to receive more information on the
Fund, call
      toll-free:
                                 1-800-323-9995
      318652104